JAMES HARDIE INDUSTRIES PLC LONG TERM INCENTIVE PLAN GLOBAL PERFORMANCE-BASED RESTRICTED STOCK UNIT AWARD AGREEMENT James Hardie Industries plc (“James Hardie” or the “Company”) believes that its business interests are best served by extending to you an award of performance-based restricted stock units with the terms and conditions described herein (“PSUs”) pursuant to the terms and conditions of the James Hardie Industries plc Long Term Incentive Plan, dated as of August 1, 2006, as amended from time to time (the “Plan”). The purpose of the Plan is to promote the interests of James Hardie and its shareholders by using equity interests to attract, retain and motivate the Company’s employees and the employees of James Hardie’s subsidiaries and affiliates (each, a “Group Company”). 1. Nature of Award. Effective as of [GRANT DATE] (the “Grant Date”), subject to your accepting this Performance-Based Restricted Stock Unit Award Agreement (this “Award Agreement”) and the Award Notice (the “Award Notice”), James Hardie hereby grants to you (the “Participant”) an award of PSUs as set forth in this Award Agreement (the “Award”). The Award is subject to the terms and conditions described in this Award Agreement, including the accompanying Appendices A and B attached hereto, the Award Notice, and the Plan. Please note that Appendix B contains country-specific notices, disclaimers and/or terms which may apply to you and may be material to your participation in the Plan. Each PSU represents the right to receive a number of ordinary shares of the Company (“Ordinary Shares”) or CHESS Units of Foreign Securities (“CUFS”), as applicable. CUFS are a form of depositary security that represents a beneficial ownership interest in the securities of a non-Australian corporation in accordance with the Australian Securities Exchange Settlement Operating Rules. Each of James Hardie’s CUFS represents the beneficial ownership of one Ordinary Share. 2. Number of PSUs; Vesting of Award; Settlement. The target number of PSUs subject to this Award is set forth in Appendix A. Subject to the terms and conditions of the Plan, this Award Agreement and the Award Notice, the PSUs shall vest, if at all, subject to the achievement of the “Performance Measures” specified on Appendix A during the “Performance Period” specified on Appendix A, as certified by the People & Compensation Committee (the “Committee”) on the “Determination Date” specified on Appendix A, provided that you remain continuously employed by a Group Company through the “Vesting Date” specified on Appendix A, unless otherwise provided for in Section 4 of this Award Agreement. Following the Vesting Date, the number of “Earned PSUs” as specified on Appendix A, if any, will be settled, at the election of the Company, via delivery of Ordinary Shares or CUFS to you (or a third party for your benefit) as soon as reasonably practicable following the Vesting Date and not more than 30 days after the Vesting Date, less applicable tax withholdings and other employment taxes. 3. General Applicability of the Plan. The terms and conditions of the Plan apply to all PSUs granted under this Award. Capitalized terms used but not otherwise defined in this Award Agreement shall have the meaning ascribed thereto in the Plan. You should read the Plan, this Award Agreement and the Award Notice carefully to ensure you fully understand all the terms and conditions of your Award. In the event of a conflict or ambiguity between the terms of this Award Agreement, the Plan, and the Award Notice, the following order of precedence shall apply and control: first the Plan, then this Award Agreement, and then the Award Notice. The Committee has the sole responsibility of interpreting the Plan and the terms of all grants issued thereunder, and its determination of the meaning of any provision in the Plan, this Award Agreement or the Award Notice will be binding on you. To the extent you have been provided with a copy of this Award Agreement, the Plan or any other documents relating to this Award in a language other than English, the English language document will prevail in case of any ambiguity or divergence resulting from the translation of such documents. 4. Effect of Termination of Employment. Any notice period mandated under local law shall not be treated as active employment for the purpose of determining the vesting of the Award; and your right to receive Ordinary Shares or CUFS in settlement of the Earned PSUs after termination of employment, if any, will be measured by the number vested as of the date of termination of your active employment by any Group Company and will not be extended by any notice period mandated under local law. Subject to the foregoing and the provisions of the EXHIBIT 10.3

Plan, the Company, in its sole discretion, shall determine whether your employment by any Group Company has terminated and the effective date of such termination. The vesting of the PSUs shall cease upon, and no PSUs shall become vested following, your termination of employment for any reason except as may be explicitly provided in this Award Agreement or as otherwise determined by the Committee in its sole discretion. Your participation in the Plan shall not create a right to further employment with any Group Company and shall not interfere with the ability of any Group Company to terminate your employment at any time, with or without cause. To the extent “cause” or any similar term is defined in any written employment letter or agreement between you and the Company, such definition shall apply. In the event of termination of your employment with any Group Company before the Vesting Date, except as otherwise provided in a written agreement between James Hardie or any Group Company and Participant or applicable law: a. Involuntary Termination of Employment for Cause or Resignation of Employment for any Reason. If the Participant’s employment is terminated with any Group Company for Cause or the Participant resigns employment for any reason, all of Participant’s unvested PSUs will lapse and be forfeited automatically without payment as of the date of such termination. b. Involuntary Termination of Employment without Cause or due to Retirement, death, Redundancy or Permanent Disability. If (i) the Participant’s employment is terminated with any Group Company without Cause, or due to Retirement, death, Redundancy, or Permanent Disability, and (ii) the Participant has been continuously employed with any Group Company for a period of at least 12 months following the Grant Date prior to the date of such termination of employment, then: (x) with respect to PSUs for which the Applicable Fiscal Year (as defined in Appendix A) has elapsed as of the Participant’s date of termination, the number of Earned PSUs with respect to such Applicable Fiscal Year shall be earned in full based on the actual achievement of the applicable Performance Measures for such Applicable Fiscal Year, and the Vesting Date for such Earned PSUs shall be the Participant’s date of termination, and (y) with respect to PSUs for the Applicable Fiscal Year in which the Participant’s date of termination occurs, the number of Earned PSUs with respect to such PSUs shall be equal to the Pro-Rata Portion of the number of PSUs that would have been earned based on the actual achievement of the applicable Performance Measures for such Applicable Fiscal Year, and the Vesting Date for such number of Earned PSUs shall be the Participant’s date of termination, and (z) with respect to PSUs for any Applicable Fiscal Year that has not commenced as of the Participant’s date of termination, such PSUs shall be forfeited for no consideration. The “Pro-Rata Portion” shall be calculated in accordance with the procedures approved by the Committee for such calculation and shall generally be determined by reference to the total number of days that the Participant was employed during the Applicable Fiscal Year in which the Participant’s date of termination occurs relative to the total number of days in such Applicable Fiscal Year. Notwithstanding anything to the contrary in this Award Agreement, Earned PSUs that become eligible to be settled in accordance with this Section 4(b) shall be settled as soon as reasonably practicable following the Participant’s date of Termination and in no event later than the later of the 15th day of the third month of the Company’s fiscal year following the Company’s fiscal year in which the Participant’s date of termination occurs and March 15th of the calendar year following the calendar year in which the Participant’s date of termination occurs, and otherwise in accordance with Section 2 of this Award Agreement. The Participant’s remaining unvested PSUs shall automatically be forfeited without payment as of the date of such termination of employment, unless the Committee or its delegate otherwise determines that such remaining unvested PSUs or a portion thereof will instead vest (and provides notice to that effect to the Participant, or in the Participant’s estate, if applicable). Notwithstanding anything in the Plan to the contrary, if following cessation of employment with a Group Company, the Participant enters into a consulting agreement with a Group Company, the period that the Participant serves as a consultant will count as time employed by the Company for purposes of determining his or her pro-rata entitlement to Awards upon termination of employment. For the purposes of this Award Agreement, “Permanent Disability” has the meaning set forth in the James Hardie Industries plc Amended and Restated 2001 Equity Incentive Plan, effective August 26, 2021. c. Control Event. In the event of a Control Event, the Committee may, in its sole discretion, determine the achievement levels of the Performance Measures and accelerate the vesting of any PSUs that have not vested as of the date of the Control Event. 5. Rights of Participants. Holders of PSUs will not be entitled to vote or entitled to dividends, if any, with respect to the PSUs until the PSUs have vested and an equivalent number of Ordinary Shares or CUFS have been issued. PSUs do not carry any entitlement to participate in new issues of Shares (as defined in the Plan, “Company Securities”) prior to vesting. 6. Taxes and Withholding. James Hardie or any Group Company (as determined by the Committee) shall, to the extent required by law, be entitled to deduct, withhold or collect any withholding, social security, foreign, federal, state and local taxes, as well as any other tax obligations required by applicable law to be withheld with respect to any taxable event arising with respect to the granting, vesting, release or assignment of the Award or issuance of Ordinary Shares or CUFS (collectively, the “Withholding Amount”). This Withholding Amount may be: (a) withheld from other amounts due to Participant; (b) withheld from the value of any vested PSUs being settled or any Ordinary Shares or CUFS delivered in connection with the vesting of PSUs; (c) funded by the sale of Ordinary Shares or CUFS delivered in connection with the vesting of PSUs by James Hardie, any Group Company or their respective designee; or (d) collected directly from Participant. The Withholding Amount may relate to amounts due in more than one jurisdiction and in all cases shall be as determined by James Hardie or the applicable Group Company in its discretion. In addition, the Participant understands and agrees that the number of James Hardie Ordinary Shares or CUFS that the Participant may receive following the Vesting Date will also be reduced by any other brokerage, stamp duty, administration charges and interest (collectively, “Brokerage Fees”). For tax purposes, however, the Participant will be deemed to have been issued the full number of Ordinary Shares or CUFS notwithstanding that a number of them that are withheld or sold solely for the purpose of paying the Withholding Amount and/or Brokerage Fees. The Participant also agrees that the Ordinary Shares or CUFS to be received resulting from the Earned PSUs will not be released until the Withholding Amount and other obligations have been fully satisfied. 7. Transferability/ Assignability. Subject to the Plan and applicable law, this Award is not assignable or transferable except: (a) by will or by the laws of descent and distribution; or (b) upon dissolution of marriage pursuant to a qualified domestic relations order or similar order by a court of competent jurisdiction or, in the discretion of the Committee and under circumstances that would not adversely affect the interests of James Hardie, transfers for estate planning purposes or pursuant to a nominal transfer that does not result in a change in beneficial ownership. 8. Control Event, Sub-division or Consolidation. Upon any Control Event, compulsory acquisition, Reorganization, winding up or similar event, the Award will be subject to the permitted treatment for the Award as set forth in the Plan and as determined by the Committee in its sole discretion. If James Hardie conducts any share capital reorganization, including by subdividing or consolidating, the Committee may make an appropriate and proportionate adjustment of the number of Ordinary Shares or CUFS to which a holder of PSUs will be entitled upon vesting, as provided for in the Plan (and subject to applicable listing rules). 9. Not an Employment Agreement. This Award imposes no obligation on James Hardie or any Group Company to employ the Participant for any period. This Award Agreement is not an employment agreement, and no provision of this Award Agreement or the Award Notice shall be construed or interpreted to create an employment relationship between the Participant and James Hardie or any Group Company or to guarantee the right to remain employed for any specified term. Furthermore, except as otherwise expressly provided in a written employment agreement between the Participant and James Hardie or any Group Company, this Award is made solely at the discretion of James Hardie and this Award Agreement, the Award Notice, the Plan, and any other

Plan documents: (a) are not part of the Participant’s employment contract, if any; and (b) does not guarantee either the Participant’s right to receive any future grants under the Plan (even if PSUs have been granted repeatedly in the past) or the inclusion of the value of any grants in the calculation of severance payments, if any, upon termination of employment. In accepting the PSUs, the Participant acknowledges, understands and agrees, except as may otherwise be expressly provided under a written employment letter or agreement between the Participant and the Company, that: a. The Plan is established voluntarily by James Hardie. It is discretionary in nature and it may be modified, amended, suspended or terminated by James Hardie at any time, unless otherwise provided in the Plan and this Award Agreement. b. All decisions with respect to future Award grants, if any, will be at the sole discretion of James Hardie and shall be binding, conclusive and final on the Participant and all other interested persons. c. The Participant is voluntarily participating in the Plan and confirms his or her agreement to the grant of PSUs with effect from the Grant Date. d. The Award is an extraordinary item that does not constitute compensation of any kind for employment of any kind rendered to any Group Company, and which is outside the scope of the Participant’s employment contract. e. The Award is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments. f. In the event that the Participant is not an employee of the Company or any Group Company, the Award grant will not be interpreted to form an employment contract or relationship with the Company and, furthermore, the Award grant will not be interpreted to form an employment contract with any other Group Company. g. By receiving any Company Securities resulting from the settlement of the PSUs, the Participant agrees to be bound by the Articles of Association of the Company. h. The future value of the underlying Company Securities is unknown and cannot be predicted with certainty. If the Participant obtains Company Securities upon settlement of the Award, their value may increase or decrease. i. No claim or entitlement to compensation or damages arises from termination of the Award or diminution in value of the Award or Company Securities acquired upon settlement of the Award resulting from termination of the Participant’s employment (for any reason whether or not in breach of local law) and the Participant irrevocably releases the Company and each other Group Company from any such claim that may arise. If, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen then, by signing this Award Agreement and the Award Notice, the Participant shall be deemed irrevocably to have waived the Participant’s entitlement to pursue such a claim. 10. Requirements of Law. This Award shall be subject to all applicable laws, rules and regulations and to all required approvals of any governmental agencies or securities exchange, market or other quotation system. Notwithstanding anything to the contrary herein, James Hardie shall not be obligated to issue any Company Securities pursuant to this Award, at any time, if the offering of the Company Securities covered by this Award violates or is not in compliance with any laws, rules or regulations of any state or country. Furthermore, the Participant understands that, to the extent applicable, the laws of the country in which the Participant is working at the time of grant and/or vesting of this Award (including any rules or regulations governing securities, foreign exchange, tax, labor or other matters) may restrict or prevent settlement of this Award or may subject the Participant to additional procedural or regulatory requirements for which the Participant is solely responsible and that the Participant will have to independently fulfill in relation to this Award, and that sales of Company Securities may be subject to restrictions under Australian and/or United States securities laws, and the laws, rules or regulations of any other relevant jurisdiction, and under James Hardie’s policies, including insider trading policies and procedures. Any summaries of potentially applicable legal restrictions and requirements furnished in connection with the Plan are not intended to be exhaustive, and the Participant acknowledges that other rules may apply. James Hardie reserves the right to impose other requirements on the Participant’s participation in the Plan, PSUs granted thereunder, and any Company Securities acquired under the Plan, to the extent the Company determines it is necessary or advisable to comply with applicable law or facilitate the administration of the Plan. 11. Governing Law. This Award Agreement shall be interpreted and construed in accordance with and governed and enforced by the laws of Ireland. 12. Severability. The provisions of this Award Agreement are severable, and if any one or more of the provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable. 13. Waiver. No failure or delay by James Hardie to enforce any provision of this Award Agreement or exercise any right or remedy provided by law shall constitute a waiver of that or any other provision, right or remedy, nor shall it prevent or restrict the further exercise of that or any other provision, right or remedy. No single or partial exercise of such provision, right or remedy shall prevent or restrict the further exercise of that or any other provision, right or remedy. 14. Data Privacy. The following provisions shall only apply to the Participant if he or she resides outside the European Economic Area and the United States: a. The Participant voluntarily consents to the collection, use, disclosure and transfer to the United States and other jurisdictions, in electronic or other form, of his or her personal data as described in this Award Agreement, the Award Notice and any other Award materials (all such personal information is referred to as “Data”) by and among, as applicable, the Company and any Group Company for the exclusive purpose of implementing, administering, and managing his or her participation in the Plan. b. The Participant understands that the Company and Group Company(ies) may collect, maintain, process and disclose, certain personal information about him or her, including, but not limited to, his or her name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all equity awards or any other entitlement to stock awarded, canceled, exercised, vested, unvested or outstanding in his or her favor, for the exclusive purpose of implementing, administering and, managing the Plan. c. The Participant understands that Data may be transferred to one or more stock plan service provider(s) selected by the Company, which may assist the Company with the implementation, administration and management of the Plan. The Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different, including less stringent, data privacy laws and protections than his or her country. The Participant understands if he or she resides in certain jurisdictions, to the extent provided by applicable laws, he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative or the James Hardie Data Privacy Office (dpo@jameshardie.com). The Participant authorizes the Company and any other possible recipients that may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing his or her participation in the Plan.

d. The Participant understands that Data will be held only as long as is necessary to implement, administer and manage his or her participation in the Plan, including to maintain records regarding participation. The Participant understands that if he or she resides in certain jurisdictions, to the extent required by applicable laws, he or she may, at any time, request access to Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents given by accepting these Awards, in any case without cost, by contacting in writing his or her local human resources representative or the James Hardie Data Privacy Office (dpo@jameshardie.com). Further, the Participant understands that he or she is providing these consents on a purely voluntary basis. If the Participant does not consent or if he or she later seeks to revoke his or her consent, his or her engagement as a service provider with the Company or a Group Company will not be adversely affected; the only consequence of refusing or withdrawing his or her consent is that the Company will not be able to grant him or her awards under the Plan or administer or maintain awards. Therefore, the Participant understands that refusing or withdrawing his or her consent may affect his or her ability to participate in the Plan (including the right to retain the Award). The Participant understands that he or she may contact his or her local human resources representative or the James Hardie Data Privacy Office (dpo@jameshardie.com) for more information on the consequences of his or her refusal to consent or withdrawal of consent. The following provisions shall only apply to the Participant if he or she resides in the European Economic Area: a. The Participant understands that James Hardie, acting as controller, as well as the his or her employer or other Group Companies, may collect, to the extent permissible under applicable law, certain personal information about the Participant, including name, home address and telephone number, information necessary to process the Awards (e.g., mailing address for a check payment or bank account wire transfer information), date of birth, social insurance number or other identification number, salary, nationality, job title, employment location, any capital shares or directorships held in the Company (but only where needed for legal or tax compliance), any other information necessary to process mandatory tax withholding and reporting, details of all Awards granted, canceled, vested, unvested or outstanding in the Participant’s favor, and where applicable Service termination date and reason for termination (all such personal information is referred to as “Data”). The Data is collected from the Participant, the Group Company and from James Hardie, for the exclusive purpose of implementing, administering and managing the Plan pursuant to the terms of this Award Agreement. The legal basis (that is, the legal justification) for processing the Data is to perform this Award Agreement. The Data must be provided in order for the Participant to participate in the Plan and for the parties to this Award Agreement to perform their respective obligations thereunder. If the Participant does not provide Data, he or she will not be able to participate in the Plan and become a party to this Award Agreement. b. The Participant understands that James Hardie or the applicable Group Company will transfer Data to the Company for purposes of plan administration. James Hardie and any applicable Group Company may also transfer the Participant’s Data to other service providers (such as accounting firms, payroll processing firms or tax firms), as may be selected by the Company in the future, to assist the Company with the implementation, administration and management of this Award Agreement. The Participant understands that the recipients of the Data may be located in the United States, a country that does not benefit from an adequacy decision issued by the European Commission and is not listed by the Swiss supervisory authority as a country with adequate data protection legislation. Where a recipient is located in a country that does not benefit from an adequacy decision or adequacy listing, the transfer of the Data to that recipient will be made pursuant to European Commission-approved standard contractual clauses, a copy of which may be obtained from the James Hardie Data Privacy Office (dpo@jameshardie.com). The Participant understands that Data will be held only as long as is necessary to implement, administer and manage the Participant’s rights and obligations under this Award Agreement, and for the duration of the relevant statutes of limitations, which may be longer than the term of this Award Agreement. c. James Hardie and any applicable Group Company will take steps in accordance with applicable legislation to keep Data accurate, complete and up-to-date. The Participant is entitled to have any inadequate, incomplete or incorrect Data corrected (that is, rectified). The Participant also has the right to request access to his or her Data as well as additional information about the processing of that Data. Further, the Participant is entitled to object to the processing of Data or have the Participant’s Data erased, under certain circumstances. As from May 25, 2018, and subject to conditions set forth in applicable law, the Participant also is entitled to: (i)

restrict the processing of his or her Data so that it is stored but not actively processed (e.g., while the Company assesses whether the Participant is entitled to have Data erased) and (ii) receive a copy of the Data provided pursuant to this Award Agreement or generated by the Participant, in a common machine-readable format. To exercise his or her rights, the Participant may contact his or her local human resources representative. The Participant may also contact the relevant data protection supervisory authority, as he or she has the right to lodge a complaint. The data protection officer may be contacted at the James Hardie Data Privacy Office (dpo@jameshardie.com). 15. Other Agreements. This Award is also subject to the terms of any other written agreements between the Participant and James Hardie or any Group Company to the extent that those other agreements do not directly conflict with the terms of the Plan or this Award Agreement. 16. Foreign Exchange / Exchange Control. The Participant acknowledges and agrees that it is the Participant’s sole responsibility to investigate and comply with any applicable foreign exchange or exchange control laws in connection with the issuance, delivery or sale of the Company Securities pursuant to the Award and that the Participant shall be responsible for any associated compliance or reporting of inbound international fund transfers required under applicable law. The Participant is advised to seek appropriate professional advice as to how the foreign exchange or exchange control regulations apply to the Participant’s specific situation. 17. Appendix. Notwithstanding any provisions in this Award Agreement to the contrary, depending on the country in which the Participant resides, certain additional general terms and conditions as set forth in Appendix B will apply to the Participant and any PSUs issued shall be subject to any special terms and conditions set forth therein for the jurisdiction in which the Participant resides. If the Participant relocates from a jurisdiction not specified in the Appendix to a jurisdiction specified in Appendix B or between the jurisdictions specified in Appendix B, the additional general and special terms and conditions, as applicable, will apply to the Participant, to the extent that the Committee determines that the application of such terms and conditions is necessary or advisable in order to comply with applicable law or facilitate the administration of the Plan. Appendix B constitutes part of this Award Agreement. By accepting your award, you and the Company agree to the terms set forth herein. [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

APPENDIX A PERFORMANCE CONDITIONS

EXHIBIT 1 TO APPENDIX A PEER GROUP

APPENDIX B COUNTRY SPECIFIC TERMS AND CONDITIONS The following country-specific notices, disclaimers, and/or terms and conditions apply to all grantees in the countries listed below and may be material to the Participant’s participation in the Plan. Such information may apply if the Participant resides or works in, or moves to or otherwise becomes subject to the laws or James Hardie policies of, a particular country while holding or selling Company Securities received under the Plan. In any such case, James Hardie may also withhold or account for tax or related liabilities in more than one jurisdiction. The Participant is solely responsible for any obligations outlined below. As local laws are often complex and change frequently and the information provided is general in nature and may not apply to any specific situation, James Hardie cannot assure any particular result, and the Participant is encouraged to seek his or her own professional legal and tax advice. Unless otherwise noted, neither the PSUs are not registered with any local stock exchange or under the control of any local securities regulator outside the United States. The Ordinary Shares are quoted on the New York Stock Exchange and CFUS are quoted on the Australian Stock Exchange. The Plan, grant documentation, and any other communications or materials that the Participant may receive regarding participation in the Plan do not constitute advertising or an offering of securities outside the United States, and do not constitute a public offer. The issuance of securities described in any Plan-related documents is not intended for public offering or circulation in the Participant’s jurisdiction. The Participant should read this Award Agreement carefully and retain a copy in a safe place for future reference. For additional information, please refer to the terms and conditions of the Plan, a copy of which the Participant may request, at no charge, and within a reasonable time, James Hardie will provide them with a copy. AUSTRALIA Important Information for Australian Participants The offer under the Plan of PSUs is being made under Division 1A of Part 7.12 of the Corporations Act 2001 (Cth). As a result, you may not be given all the information normally expected when receiving an offer of financial products in Australia. Any advice given by or on behalf of James Hardie or any Group Company in relation to financial products offered under the Plan does not take into account the Participant’s objectives, financial situation and needs. The participant should consider obtaining their own personal financial product advice from a person who is licensed by the Australian Securities and Investments Commission (“ASIC”) to give such advice. James Hardie makes no recommendation about whether the Participant should participate in this Award. The value of the Participant’s PSUs is based upon the value of James Hardie Ordinary Shares which trade on the New York Stock Exchange or CUFS which trade on the Australian Securities Exchange on the applicable vesting date in the future. This means that if, in the future, James Hardie’s Ordinary Shares or CUFS appreciate in price, then the value of the Participant’s PSUs will increase, assuming their PSUs have not been terminated, lapsed or forfeited. All the work James Hardie and its employees do to create increased value in James Hardie is aimed at increasing the stock price so that the Participant’s PSUs will be valuable; however, other factors (such as investor sentiment, general economic conditions and outlook, international and local stock markets, employment, inflation, interest rates, government policy, taxation and regulation) can affect stock price at a point in time and there are no guarantees about future stock prices which may increase or decrease due to a number of factors. There is no guarantee that the stock price will increase in the future or that an active trading market for the Ordinary Shares or CUFS will exist. There may be relatively few potential buyers or sellers of Ordinary Shares or CUFS on the relevant exchange at any time and this may increase the volatility of the market price of Ordinary Shares or CUFS. This general information does not purport to list every risk that may be associated with participating in the Plan or holding PSUs or Ordinary Shares or CUFS now or in the future. Before accepting an offer to be granted the PSUs, the Participant should satisfy themselves that they have a sufficient understanding of the risks involved in the investment and should consider if the PSUs are a suitable investment for them, having regard to their own investment objectives, financial circumstances and taxation position. The Participant does not need to pay anything to receive the Award or any Ordinary Shares or CUFS on vesting of any Awards. James Hardie will provide to the Participant, within a reasonable time period of their request, details of the current market value of Ordinary Shares or CUFS, including the applicable USD/AUD exchange rate and how this can be obtained. The price (in AUD) for James Hardie’s Ordinary Shares or CUFS can also be found on the Company’s investor relations website www.ir.jameshardie.com.au. In accordance with the Plan, the Participant is entitled to be issued or transferred a number of Ordinary Shares or CUFS or a cash amount of equivalent value, subject to the vesting of their PSUs. Tax Summary The advice given by James Hardie below in relation to the PSUs granted under the Plan is general in nature and based on Australian income tax laws that are in force as of the Grant Date. As each employee’s circumstances will be different, we strongly recommend that the Participant seek independent tax advice before making any decisions about their PSUs in relation to their specific personal circumstances. James Hardie and its advisors will not be held responsible to employees who act solely on the information provided below. The below assumes the following: a. Immediately after the PSUs are granted, the Participant does not hold a beneficial interest in more than 10% of the Ordinary Shares or CUFS in James Hardie and is not in a position to cast or control the casting of more than 10% of the votes that may be cast at a general meeting of the Company. For the purposes of this test, treat any rights to Ordinary Shares or CUFS that the Participant holds (including PSUs) as though they are shares. (If the Participant does not meet this condition, the PSUs will be taxable to the Participant at the Grant Date and it should be noted that the below will not apply.) b. The Participant is, and remains, an Australian resident for taxation purposes and is not a temporary resident. There are special rules in connection with individuals who are temporary residents of Australia or whose residency status changes and these are not addressed below. c. The Participant holds the PSUs and the resulting issued Ordinary Shares or CUFS in their own name and not through another party (e.g. a superannuation fund, trust, company or spouse). d. The Ordinary Shares or CUFS acquired following vesting of the PSUs are held on capital account. e. The Participant is an employee of (or providing services as a contractor to) James Hardie at the time of receiving the PSUs, and the PSUs are acquired in respect of their employment or contracting arrangement. f. At the time of grant, the PSUs are acquired at a discount to their fair market value.

No tax should arise at the time the PSUs are granted., even though the Participant has received a valuable right. The PSUs should be taxable at the deferred taxing point which is likely to be the earliest of the following times: i. after the PSUs vesting when the Participant has been issued and is eligible to dispose of the Ordinary Shares or CUFS (i.e. they are not subject to any genuine disposal restrictions); or ii. fifteen years after the date the PSUs were granted. The assessable amount arising from a deferred taxing point is taxed as ordinary income in the Participant’s tax return in the income year in which the deferred taxing point arises at the individual’s marginal tax rates plus any applicable levies (e.g. Medicare levy). The assessable amount represents the difference between the market value of the Ordinary Shares or CUFS on the deferred taxing point date and the consideration the Participant has provided for the PSUs (i.e. nil). Cessation of employment no longer triggers a deferred taxing point. Thus, no tax implications will arise upon cessation of employment with James Hardie. If the Participant sells their interest in the Ordinary Shares or CUFS within 30 days of the deferred taxing point, the deferred taxing point becomes the time the Ordinary Shares or CUFS were sold. The assessable amount is the sale proceeds of the Ordinary Shares or CUFS, less the consideration paid for the PSUs or Ordinary Shares or CUFS (i.e. nil) and sale costs (e.g. brokerage fees). In addition to the tax liability arising at the deferred taxing point, the sale of the Ordinary Shares or CUFS more than 30 days after the deferred taxing point should give rise to a capital gain or a capital loss. The capital gain or capital loss will be calculated on the difference between the sale proceeds and the cost base of the Ordinary Shares or CUFS and sale costs. For this calculation, the cost base of the Ordinary Shares or CUFS will be the market value of the Ordinary Shares or CUFS determined on the date of the deferred taxing point upon which the Participant has already been subject to tax. If a capital gain is realized, the gain (after first offsetting any available capital losses) will be taxed at marginal rates of tax (plus any applicable levies). A 50% discount may be available if the Participant has held the Ordinary Shares or CUFS for more than 12 months since the deferred taxing point. If the sale proceeds are less than the reduced cost base of the Ordinary Shares or CUFS then the Participant will make a capital loss, which can be offset, first against any current year capital gains, and then carried forward for offset against any capital gains in future years. The capital gain or capital loss will need to be disclosed in the Participant’s tax return for the income year in which the Ordinary Shares or CUFS are sold. GERMANY Tax Consultation The Participant understands that, in connection with the grant or the vesting of the PSUs, and in connection with the acquisition, holding or disposition of the Ordinary Shares or CUFS he or she may suffer adverse tax consequences and may have statutory notification and payment obligations towards his or her employer and/or to the competent tax authorities. The Participant represents that he or she will consult with any tax advisors the Participant deems appropriate in connection with the Award (grant and vesting of PSUs) and, as the case may be, the Ordinary Shares or CUFS (acquisition, holding and disposition) and that the Participant is not relying on the Company or any Group Company for any tax advice.

Exchange Control Information If the Participant remits proceeds in excess of €50,000 out of or into Germany, such cross-border payment must be reported to the State Central Bank (Deutsche Bundesbank). In the event that the Participant makes or receives a payment in excess of this amount, the Participant is responsible for obtaining the appropriate form and complying with applicable reporting requirements on a monthly basis as further specified in Sec. 71 of the German Foreign Trade and Payments Ordinance (Außenwirtschaftsverordnung - AWV). In case the transactions in securities are processed by a German-based credit institution, the credit institution is obliged to make respective notifications. In addition, the Participant must also report on an annual basis in the unlikely event that the Participant holds Ordinary Shares or CUFS representing 10% or more of the total capital or voting rights of the Company. Securities Disclaimer The participation in the Plan is exempt or excluded from the requirement to publish a prospectus under the EU Prospectus Directive as implemented in Germany. UNITED STATES Securities Registration The securities subject to this Award are registered with the United States Securities and Exchange Commission pursuant to a registration statement on Form S-8, as amended from time to time, and offers and sales to United States Participants are made solely in accordance with that registration statement and the accompanying plan prospectus. As an issuer subject to the reporting requirements of the U.S. Securities Exchange Act of 1934, the Company files periodic and current reports that are incorporated by reference into the plan prospectus. Employees in the United States may request a paper copy of the current plan prospectus and the documents incorporated by reference, without charge, or may access them electronically via the Company’s designated portal. Compliance with Section 409A In General. Section 409A of the United States Internal Revenue Code establishes rules governing nonqualified deferred compensation and imposes tax penalties on the recipient of such deferred compensation if these rules are violated. ROCE RSUs that entitle an employee or other service provider to receive CUFS following satisfaction of a vesting condition generally will not be subject to Section 409A if the CUFS are issued either at the time of vesting or in any event within 2½ months following the close of the year in which vesting occurs. However, ROCE RSUs that may by their terms be settled more than 2½ months following the close of the year in which vesting occurs will be subject to the rules of Section 409A. Special Provisions for Specified Employees. Notwithstanding anything herein to the contrary, if the Participant is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i), as determined under the Company’s established methodology for determining specified employees, at the time of the Participant’s separation from service (as defined below), any payment hereunder that provides for a “deferral of compensation” within the meaning of Section 409A shall not be paid or commence to be paid on any date prior to the first business day after the date that is six months following the Participant’s separation from service; provided, however, that a payment delayed pursuant to this paragraph shall commence earlier in the event of the Participant’s death prior to the end of the six-month period. “Separation from service” has the meaning set forth in Treasury Regulation Section 1.409A-1(h) without regard to alternative service provider elections permitted by such Section. Potential Individual Tax Penalties. While James Hardie intends that the ROCE RSUs granted under the Plan will either be exempt from or comply with the requirements of Section 409A, if the Company grants the Participant a ROCE RSU award that is subject to, but fails to comply with, Section 409A, the Participant may be liable for: (a) income taxes on all vested amounts deferred in the current and prior years and not previously included in income; (b) a premium interest tax from the year in which the amount was first deferred or vested; and (c) an additional income tax equal to 20% of the deferred amounts included in your income. The Participant also may be subject to additional state tax penalties if you are subject to income taxation in a state that incorporates Section 409A into its tax code. By accepting the Award, the Participant hereby releases and holds harmless James Hardie, its Group Companies, and their directors, officers and shareholders from any and all claims that may arise from or relate to any tax liability, penalties, interest, costs, fees or other liability incurred by the Participant in connection with the Award, including as a result of the application of Section 409A.